SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                January 14, 2004


                             FARADAY FINANCIAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   000-22236                 33-0565710
-------------------------------     ------------           -------------------
(State or other jurisdiction of     (Commission               (IRS employer
        incorporation)               file number)          identification no.)


           175 South Main, Suite 1240, SLC, Utah            84111
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


                                 (801) 502-6100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 3 pages.

Item 4.01 Changes in Registrant's Certifying Accountant

         On or about January 14, 2004, the Company elected to dismiss Hansen, Barnett & Maxwell ("HBM") as its independent auditors. The decision to change auditors was recommended by the Company's Board of Directors. Subsequently, the Company's Board of Directors elected to retain HJ & Associates, LLC ("HJ") as its independent auditors.

         The report of HBM on the financial statements of the Company for the two fiscal years prior to the dismissal did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that reports contained an explanatory paragraph that expressed that substantial doubt existed regarding the Company's ability to continue as a going concern. During the Company's two fiscal years preceding the change in auditors and all subsequent interim periods preceding such change in auditors, there was no disagreement with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has HBM ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

         The Company has authorized HBM to respond fully to the inquiries of the Company's successor accountant. The Company provided HBM with a copy of this disclosure before it was filed and HBM has provided the Company with the letter required by Item 304(a)(3) of Regulations S-B which is attached hereto as
Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                    Description
                  ------                    -----------

                  16.1     Letter re Change in Certifying Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FARADAY FINANCIAL, INC.




Date: October 21, 2004                              By  /s/ Frank Gillen
                                                       ------------------------
                                                       Frank Gillen
                                                       President